UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 27, 2019

PENINSULA ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-55832	82-1858829
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

2255 Glades Road, Suite 324A
Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip Code)

(561) 989-2208

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 27, 2019, Peninsula Acquisition Corporation (the “Company”) filed a Certificate of Amendment to its Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to effect a 2.3077-for-1 forward stock split (the “Forward Stock Split”) of the Company’s issued and outstanding common stock, par value $0.0001 per share. The Certificate of Amendment was approved on February 27, 2019 by holders of 100% of the outstanding shares of common stock of the Company pursuant to the Company’s consent solicitation statement as set forth in its Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on February 19, 2019.

Pursuant to the Certificate of Amendment, effective as of February 27, 2019 (the “Effective Date”), each share of the Company’s issued and outstanding common stock was converted into 2.3077 shares of common stock, without any change in the par value per share. No fractional shares of common stock have been issued in connection with the Forward Stock Split. Instead, stockholders who would otherwise hold fractional shares because the number of shares of common stock they held before the Forward Stock Split was not evenly divisible by the split ratio are entitled to receive cash (without interest) in lieu of such fractional shares in an amount equal to the product obtained by multiplying (i) the fair market value of the Company’s shares of common stock as determined by the Company’s board of directors by (ii) the number of shares of the Company’s common stock held by such stockholder that would otherwise have been exchanged for such fractional share interest. The Company has reflected the effect of the Forward Stock Split on the number of shares of common stock held by each stockholder as of the Effective Date in its books and records.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The information included in Item 5.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.07.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is provided as part of this Current Report on Form 8-K:

Exhibit Number	Description

3.1	Certificate of Amendment of Certificate of Incorporation of Peninsula Acquisition Corporation, dated February 27, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENINSULA ACQUISITION CORPORATION

Dated: February 27, 2019	By:	/s/ Ian Jacobs
Ian Jacobs Chief Executive Officer

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